UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549

                                 FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  August 9, 2002



Commission        Registrant; State of Incorporation;     IRS Employer
File Number       Address; and Telephone Number           Identification Number
-----------       -----------------------------------     ---------------------
1-13739           UNISOURCE ENERGY CORPORATION            86-0786732
                  (An Arizona Corporation)
                  One South Church, Suite 100
                  Tucson, AZ  85701
                  (520) 571-4000


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Item 9.  Regulation FD Disclosure
---------------------------------

On August 9, 2002, in accordance with Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were delivered to the Securities and Exchange Commission by James S. Pignatelli, President, CEO and Chairman of the Board and Kevin P. Larson, Vice President, Chief Financial Officer and Treasurer. These unqualified statements conform to the requirements of the SEC Order. Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this report.


Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibits:

99.1  Statement Under Oath of Principal Executive Officer
      Regarding Facts and Circumstances Relating to Exchange Act
      Filings
99.2  Statement Under Oath of Principal Financial Officer
      Regarding Facts and Circumstances Relating to Exchange Act
      Filings


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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                UNISOURCE ENERGY CORPORATION
                                ----------------------------
                                        (Registrant)



Date:  August 9, 2002           /s/ Kevin P. Larson
                                ----------------------------
                                    Kevin P. Larson
                                    Vice President and
                                    Chief Financial Officer
                                    (Principal Financial Officer)